BRIDGE BUILDER TRUST

Bridge Builder Small/Mid Cap Value Fund

(the “Fund”)

Supplement dated September 30, 2019

to the Prospectus dated October 28, 2018, as supplemented

This supplement provides new and additional information beyond that contained in the

Prospectus and should be read in conjunction with the Prospectus.

Effective September 27, 2019, Advisory Research, Inc., a sub-adviser to the Fund, was sold by Piper Jaffray Companies to a group of partners at Advisory Research, Inc. Accordingly, effective September 27, 2019, the Prospectus is supplemented as follows.

1.    The following disclosure hereby replaces the first paragraph under “Advisory Research” in the sub-section entitled “Sub-advisers and Portfolio Managers – Small/Mid Cap Value Fund” under the section entitled “Management of the Funds”:

Advisory Research, Two Prudential Plaza, 180 N Stetson Avenue, Suite 5500, Chicago, Illinois 60601, serves as a Sub-adviser to the Small/Mid Cap Value Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Advisory Research is a Delaware corporation and is 100% employee owned. Advisory Research is registered as an investment adviser with the SEC and was founded in 1974. As of June 30, 2019, Advisory Research had assets under management of approximately $6.1 billion.

BRIDGE BUILDER TRUST

Bridge Builder Small/Mid Cap Value Fund

(the “Fund”)

Supplement dated September 30, 2019

to the Statement of Additional Information (the “SAI”)

dated October 28, 2018, as supplemented

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

Effective September 27, 2019, Advisory Research, Inc., a sub-adviser to the Fund, was sold by Piper Jaffray Companies to a group of partners at Advisory Research, Inc. Accordingly, effective September 27, 2019, the SAI is supplemented as follows.

1.

The following disclosure hereby replaces the first two paragraphs and the table under the sub-section entitled “The Funds’ Investment Teams – The Sub-advisers – Small/Mid Cap Value Fund – Advisory Research, Inc.”:

Advisory Research, Inc. (“Advisory Research”), Two Prudential Plaza, 180 N Stetson Avenue, Suite 5500, Chicago, Illinois 60601, is the Sub-adviser for an allocated portion of the Small/Mid Cap Value Fund pursuant to a Sub-advisory Agreement with the Adviser. Advisory Research is a Delaware corporation and is 100% employee owned. Advisory Research is registered as an investment adviser with the SEC and was founded in 1974. For its services as a Sub-adviser, Advisory Research is entitled to receive a fee from the Small/Mid Cap Value Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2019. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Matthew Swaim	1	$9.9 million	2	$298.2 million	60	$181.7 million
James Langer	1	$9.9 million	1	$268.1 million	87	$237.9 million
Bruce Zessar	2	$20.4 million	2	$308.9 million	90	$242.5 million
Chris Harvey	1	$9.9 million	2	$298.2 million	58	$180.8 million
Accounts Subject to Performance Fees
Matthew Swaim	0	$0	1	$30.1 million	0	$0
James Langer	0	$0	0	$0	0	$0
Bruce Zessar	0	$0	0	$0	0	$0
Chris Harvey	0	$0	1	$30.1 million	0	$0

As of June 30, 2019, the above-listed portfolio managers did not beneficially own any shares of the Fund.